                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 14, 1998



                         MICROCIDE PHARMACEUTICALS, INC.
               (Exact name of registrant as specified in Charter)



          DELAWARE                      0-28006                94-3186021
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)



                                850 MAUDE AVENUE
                             MOUNTAIN VIEW, CA 94043
                    (Address of Principal Executive Offices)

                                 (650) 428-1550
              (Registrant's Telephone Number, Including Area Code)




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ITEM 2         ACQUISITION OR DISPOSITION ASSETS.

        Pursuant to the terms of the Series A Preferred Stock Purchase Agreement between Microcide Pharmaceuticals, Inc., a Delaware corporation ("Microcide"), and EpiGenix, Inc. ("EpiGenix"), a Delaware corporation, dated January 14, 1998, the Core Technology Development and License Agreement between Microcide and EpiGenix, dated January 14, 1998 (the "Core Technology Agreement") and the Antiviral and Surrogate Genetics Research and Collaboration Agreement between Microcide and EpiGenix, dated January 14, 1998 (the "Collaboration Agreement"), Microcide has purchased 8,750,000 shares of Series A Preferred Stock of Iconix, Inc., a Delaware corporation (formerly EpiGenix, hereinafter referred to as "Iconix") in exchange for the assignment and license of certain technology from Microcide to Iconix pursuant to the terms of the Core Technology Agreement. The shares of Series A Preferred Stock are deemed to have a value of $0.75 per share based upon the $0.75 price per share paid by the investors purchasing Series B Preferred Stock of Iconix (which is substantially similar in rights, preferences, and privileges to the Series A Preferred Stock) as part of the same transaction.

        Under the terms of the Core Technology Agreement, Microcide has agreed to transfer or license certain technology to Iconix and to jointly develop certain technologies for a specified period of time. Under the terms of the Collaboration Agreement, the parties have agreed to collaborate to discover and develop viral therapeutics, as well as to potentially utilize the technologies which Iconix will develop for antibacterial and antifungal applications.

        Dr. Keith Bostian, formerly Chief Operating Officer of Microcide, has become the President and Chief Executive Officer of Iconix. Dr. Bostian will continue to serve as a member of the Microcide Board of Directors and has become a consultant to Microcide for a two-year period.

ITEM 7         FINANCIAL STATEMENTS AND EXHIBITS.

        The following exhibits are filed as part of this Current Report on Form 8-K, where indicated.

        (a)    None.

        (b)    None.

        (c)    Exhibits in accordance with Item 601 of Regulation S-K:

        Exhibit No.   Description
        -----------   -----------
        2.1           EpiGenix, Inc. Series A Preferred Stock Purchase Agreement

                      Exhibit A     Schedule of Investors

                      Exhibit B     Amended and Restated Certificate of
                                    Incorporation

                      Exhibit C(1)  Schedule of Exceptions (omitted)

                      Exhibit D     Form of Information and Registration
                                    Rights Agreement

                      Exhibit E     Form of Right of First Refusal Agreement

--------
  (1) This Exhibit C, Schedule of Exceptions, sets forth the exceptions to the representations and warranties made by Iconix to Microcide in
       Section 8 of the Series A Preferred Stock Purchase Agreement between such parties dated January 14, 1998.


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                      Exhibit F(2)  Legal Opinion of Company Counsel (omitted)

                      Exhibit G     Form of Voting Agreement

        2.2 Core Technology Development and License Agreement by and between Microcide Pharmaceuticals, Inc. and EpiGenix, Inc.(3)

                      Exhibit A     Assigned Technology
                      Exhibit B     Licensed Patents
                      Exhibit C     Alternative Dispute Resolution Mechanism
                      Exhibit D     Preliminary 1998 Work Plan
                      Exhibit E     Assignment Agreement
                      Exhibit F     Definitions

        2.3 Antiviral and Surrogate Genetics Research and Collaboration Agreement by and between Microcide Pharmaceuticals, Inc. and EpiGenix, Inc.(3)

                      Exhibit A     Preliminary Initial Targets
                      Exhibit B     Collaboration Equipment
                      Exhibit C     Preliminary Research Plan

        99.1          Press release dated January 14, 1998.

        Microcide hereby agrees to furnish supplementally a copy of any omitted exhibit to the Commission upon request.

--------
  (2) This Exhibit F, Legal Opinion of Company Counsel, is the opinion letter written by counsel for Iconix addressed to Microcide in connection with Microcide's purchase of Series A Preferred Stock of Iconix.

  (3) Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.



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                                INDEX TO EXHIBITS

        EXHIBIT
        NUMBER        DESCRIPTION
        ------        -----------
        2.1           EpiGenix, Inc. Series A Preferred Stock Purchase Agreement
                      Exhibit A     Schedule of Investors
                      Exhibit B     Amended and Restated Certificate of
                                    Incorporation
                      Exhibit C(1)  Schedule of Exceptions (omitted)
                      Exhibit D     Form of Information and Registration Rights
                                    Agreement
                      Exhibit E     Form of Right of First Refusal Agreement
                      Exhibit F(2)  Legal Opinion of Company Counsel (omitted)
                      Exhibit G     Form of Voting Agreement

        2.2 Core Technology Development and License Agreement by and between Microcide Pharmaceuticals, Inc. and EpiGenix,
                      Inc.(3)

                      Exhibit A     Assigned Technology
                      Exhibit B     Licensed Patents
                      Exhibit C     Alternative Dispute Resolution Mechanism
                      Exhibit D     Preliminary 1998 Work Plan
                      Exhibit E     Assignment Agreement
                      Exhibit F     Definitions

        2.3           Antiviral and Surrogate Genetics Research and
                      Collaboration Agreement by and between Microcide
                      Pharmaceuticals, Inc. and EpiGenix, Inc.(3)

                      Exhibit A     Preliminary Initial Targets
                      Exhibit B     Collaboration Equipment
                      Exhibit C     Preliminary Research Plan

        99.1          Press release dated January 14, 1998.

----------

  (1) This Exhibit C, Schedule of Exceptions, sets forth the exceptions to the representations and warranties made by Iconix to Microcide in Section 8 of the Series A Preferred Stock Purchase Agreement between such parties dated January 14, 1998.

  (2) This Exhibit F, Legal Opinion of Company Counsel, is the opinion letter written by counsel for Iconix addressed to Microcide in connection with Microcide's purchase of Series A Preferred Stock of Iconix.

  (3) Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.


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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MICROCIDE PHARMACEUTICALS, INC.



Dated:  January ___, 1998                   By:    /s/ Matthew J. Hogan
                                                   --------------------
                                                   Matthew J. Hogan
                                                   Chief Financial Officer
                                                   (principal financial and
                                                   accounting officer)